UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 15, 2007
Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10033 (Commission File Number)	04-1671740 (IRS Employer Identification No.)

1041 521 Corporate Center Drive Fort Mill, South Carolina (Address of principal executive offices)	29715 (Zip Code)
Registrant’s telephone number, including area code: (803) 835-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 5.02. — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the 2007 Annual Meeting of Stockholders held on May 15, 2007, the stockholders of Wellman, Inc. (the “Company”) approved the 2007 Wellman, Inc. Equity Incentive Plan (the “2007 Plan”). All participants will be selected by the Compensation Committee of the Company’s Board of Directors and may include our principal executive officer, principal financial officer, and our other named executive officers. A total of 1,000,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2007 Plan. A description of the material terms of the 2007 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-10033) as filed with the Securities and Exchange Commission on April 19, 2007.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
99.1 2007 Wellman, Inc. Equity Incentive Plan (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-10033) filed with the Securities and Exchange Commission on April 19, 2007).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.
May 21, 2007	/s/ David R. Styka
David R. Styka
Vice President, Chief Accounting Officer and Controller

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	2007 Wellman, Inc. Equity Incentive Plan (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-10033) filed with the Securities and Exchange Commission on April 19, 2007).

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